UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	001-06682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously announced, on August 22, 2019, Hasbro, Inc. (“Hasbro” or “we”), entered into an Arrangement Agreement (the “Arrangement Agreement”), among Hasbro, 11573390 Canada Inc., a Canadian corporation and a wholly owned subsidiary of Hasbro (“Acquireco”), and Entertainment One Ltd., a Canadian corporation (“eOne”), pursuant to which, subject to the satisfaction of the conditions set forth in the Arrangement Agreement, Acquireco will acquire all of the issued and outstanding common shares of eOne by means of a statutory arrangement under the Canada Business Corporations Act (the “Proposed Acquisition”). The Proposed Acquisition is more fully described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2019.

The following audited consolidated financial statements of eOne are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Auditors;

•	Consolidated Income Statements for the two years ended March 31, 2019;

•	Consolidated Statements of Comprehensive Income for the two years ended March 31, 2019;

•	Consolidated Balance Sheets as of March 31, 2019 and March 31, 2018;

•	Consolidated Statement of Changes in Equity for the two years ended March 31, 2019;

•	Consolidated Cash Flow Statement for the two years ended March 31, 2019; and

•	Notes to the Audited Consolidated Financial Statements.

The following unaudited consolidated financial statements of eOne are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Condensed Consolidated Income Statement for the three months ended June 30, 2019;

•	Condensed Consolidated Statement of Comprehensive Income for the three months ended June 30, 2019;

•	Condensed Consolidated Balance Sheet as of June 30, 2019;

•	Condensed Consolidated Cash Flow Statement for the three months ended June 30, 2019;

•	Condensed Consolidated Statement of Changes in Equity for the three months ended June 30, 2019; and

•	Notes to the Unaudited Condensed Consolidated Financial Statements.

The “Operating and Financial Review for eOne” in connection with the audited consolidated financial statements and unaudited consolidated financial statements of eOne filed as Exhibits 99.1 and 99.2 hereto is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Hasbro and its subsidiaries and eOne and its subsidiaries, reflecting an acquisition by Hasbro, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 29, 2019;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 30, 2018 and the nine months ended September 29, 2019; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Independent Auditors

99.1	Entertainment One Ltd. Audited Consolidated Financial Statements as of March 31, 2019 and March 31, 2018 and for the two years ended March 31, 2019

99.2	Entertainment One Ltd. Unaudited Condensed Consolidated Financial Statements as of June 30, 2019 and for the three months ended June 30, 2019

99.3	Operating and Financial Review for eOne

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Deborah Thomas
Name	Deborah Thomas
Title	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: November 4, 2019